UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2022

TG Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32639	36-3898269
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

2 Gansevoort Street, 9th Floor

New York, New York 10014

(Address of Principal Executive Offices)

(212) 554-4484

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities filed pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Exchange Name
Common Stock	TGTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.

On Thursday, June 16, 2022 at 9:30 a.m. Eastern Time, by means of an online meeting platform, TG Therapeutics, Inc. (the “Company”) held its 2022 Annual Meeting. Stockholders representing 115,124,480, or 79.69%, of the 144,450,984 outstanding shares were present in person or by proxy, constituting a quorum, under applicable law. Proxies were solicited by the Company pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, (the “SEC”). Each of the proposals below are described in detail in the Company’s definitive proxy statement on Schedule 14A for the 2022 Annual Meeting, filed with the SEC on April 29, 2022. At the Annual Meeting, all of the proposals were approved except for proposals 4 and 5.

The results are as follows:

Proposal 1

The votes with respect to the election of the six directors to hold office until the 2023 annual meeting were as follows:

Director	Votes For	% Voted For	Votes Withheld	% Voted Withheld	Broker Non- Votes
Michael S. Weiss	57,698,697	65.95%	29,786,144	34.05%	27,639,639
Laurence N. Charney	60,789,650	69.49%	26,695,191	30.51%	27,639,639
Yann Echelard	27,596,877	31.54%	59,887,964	68.46%	27,639,639
Kenneth Hoberman	66,254,448	75.73%	21,230,393	24.27%	27,639,639
Daniel Hume	27,662,475	31.62%	59,822,366	68.38%	27,639,639
Sagar Lonial, MD	23,050,770	26.35%	64,434,071	73.65%	27,639,639

Proposal 2

The vote with respect to the approval of the Company’s 2022 Incentive Plan was as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
53,872,018	33,270,804	342,019	27,639,639

Proposal 3

The vote with respect to the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
114,039,605	405,241	679,634	-

Proposal 4

The advisory vote to approve the compensation of the Company’s named executive officers was as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
25,817,915	61,157,912	509,014	27,639,639

Proposal 5

The advisory vote to set the frequency of the advisory vote on the compensation of the Company’s named executive officers was as follows:

Three Years	Two Years	One Year	Abstentions
19,961,457	291,355	66,944,708	287,321

The Board’s recommendation to hold the advisory frequency vote on the compensation of the Company’s named executive officers every three years did not receive a majority of the votes cast. The Board values the opinion of the Company’s stockholders and has taken into consideration the recommendation of the Company’s stockholders to hold an advisory vote on executive compensation every year.  After consideration, the Board has determined, and believe it to be in the best interest of the Company, to hold an advisory vote on executive compensation every three years, or until the Board otherwise determines that a different frequency for such advisor vote is in the best interest of the stockholders of the Company.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
10.1	TG Therapeutics, Inc. 2022 Incentive Plan.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG THERAPEUTICS, INC.
(Registrant)

Date: June 23, 2022	By:	/s/ Sean A. Power
	Name:	Sean A. Power
	Title:	Chief Financial Officer